Exhibit 10.1
SECOND AMENDMENT TO THE THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF BALDWIN RISK PARTNERS, LLC
This Second Amendment to the Third Amended and Restated Limited Liability Company Agreement, as amended (the “LLCA”), of Baldwin Risk Partners, LLC (the “Company”) to change the name of the Company to “The Baldwin Insurance Group Holdings, LLC” was adopted and approved by the Managing Member (as defined in the LLCA) by written consent, dated as of May 1, to become effective as of 12:01 am Eastern Time on May 2, 2024.
The title of the LLCA is hereby amended and restated in its entirety as follows:
THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
of
THE BALDWIN INSURANCE GROUP HOLDINGS, LLC
Dated as of October 7, 2019

The first recital in the LLCA is hereby amended and restated in its entirety as follows:
THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) OF THE BALDWIN INSURANCE GROUP HOLDINGS, LLC, a Delaware limited liability company (the “Company”), dated as of October 7, 2019, by and among the Company, BRP Group, Inc., a Delaware corporation (“Pubco”), and the other Persons listed on the signature pages hereto.
Section 2.02 of the LLCA is hereby amended and restated in its entirety as follows:
Section 2.02.    Name. The name of the Company shall be The Baldwin Insurance Group Holdings, LLC; provided that the Managing Member may change the name of the Company to such other name as the Managing Member shall determine, and shall have the authority to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents, and to do all such other acts and things, as may be required by Applicable Law or as, in the reasonable judgment of the Managing Member, may be necessary or advisable to effect such change.
In Section 13.03 of the LLCA, any and all references to “Baldwin Risk Partners, LLC” are hereby deleted and replaced with “The Baldwin Insurance Group Holdings, LLC”.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Second Amendment to the LLCA, effective as of 12:01 am Eastern Time on May 2, 2024.

Managing Member:

BRP GROUP, INC.

By:	/s/ Seth Cohen
Seth Cohen, General Counsel and Secretary